SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement        / / Confidential, for Use of the
                                            Commission Only (as permitted by
/ /  Definitive Proxy Statement             Rule 14a-6(e)(2))

/ /  Definitive Additional Materials

/ /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12
                           Nooney Realty Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

/X/  No Fee required

/        / Fee computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                            Nooney Realty Trust, Inc.
                          1100 Main Street, Suite 2100
                           Kansas City, Missouri 64105

                                  April 7, 2000

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 9, 2000, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri. Information regarding business to be conducted at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

         The Board of Trustees of Nooney Realty Trust, Inc. (the "Trust") is asking you to consider and vote on the proposals contained in the enclosed Proxy Statement. In addition to the election of trustees and a proposal to change the Trust's name, the Board is recommending some changes in the Trust's policies. These are found in Proposals 1 and 2 (A through D) on the attached Notice of Annual Meeting, and are referred to herein and in the Proxy Statement as the "Policy Proposals." The Policy Proposals are designed to

                  *        terminate the Trust's "self-liquidating" policy;

                  * permit the Trust to acquire equity interests in other entities;

                  * permit the Trust to exchange its common stock for real estate investments;

                  * permit the Trust to incur indebtedness subject only to the limitation that aggregate mortgage indebtedness not exceed 80% of the appraised value of its properties; and

                  * permit the Trust to purchase or sell real property from or to affiliates if approved by unanimous vote of the disinterested Independent Trustees.

         Although organized as a general business corporation with a perpetual life, the Trust's Articles of Incorporation and Bylaws provide that it is organized to be a self-liquidating business and it was generally contemplated that the life of investments in the Trust's portfolio would have a finite life. Initially, it was intended that the Trust would sell its properties between eight and twelve years after their acquisition, although there is no obligation to sell any property at any particular time or within a specified time frame. The Trust's Bylaws generally state that its policy is to distribute net proceeds from the sale of a property to shareholders or apply such proceeds to improvements on, payment of debt with respect to, or purchase of land underlying, existing investment properties. The Trustees also may determine to use net proceeds to pay expenses or establish reserves. This policy prevents the Trust from using disposition proceeds to acquire new investment properties.

         The  Trust's   Bylaws  also  contain  a  number  of  other   investment
restrictions and limitations on borrowing, some of which may limit its ability to grow. Under these policies, the Trust may not

                  * invest in equity securities, including shares of other REITs;

                  *        issue   shares   in  exchange  for  any  real  estate
                           investment;

                  * incur total indebtedness in excess of 300% of the Trust's net asset value;

                  * borrow on an unsecured basis, if such borrowing would result in an asset coverage ratio (generally the ratio of net assets plus unsecured debt to unsecured debt) of less than 300%; or

                  * purchase or sell real property from or to affiliates of the Trust except under very limited circumstances.

         Recently, there has been a change in control of the Trust, and the Trust now has new management and a new Board of Trustees. The new Board of Trustees believes that securities markets have historically valued shares of infinite-life REITs more favorably than those of finite-life REITs with self-liquidating policies such as those of the Trust's. Further, the Board of Trustees believes that the investment and borrowing policies described above may prevent the Trust from taking advantage of investment opportunities that may exist. Accordingly, the Board of Trustees is recommending the Policy Proposals to shareholders.

         If  the  Policy  Proposals  are  approved,  the  Trust  will  have  the opportunity to grow by using proceeds from the sale of properties and stock, together with proceeds from the incurrence of debt and the issuance of stock, to make additional investments. In this regard, the Trust is presently negotiating the sale of one of its properties, and proceeds from any sale that might otherwise have to be distributed to shareholders could be used to acquire new properties if the Policy Proposals are approved. Although no specific acquisition proposals are under consideration, management and the Board of Trustees will seek to grow the Trust by acquiring additional income-producing real properties, including multi-family housing and investments in other entities, primarily other REITs and real estate general or limited partnerships that own income producing real properties. The Trust may also consider purchasing income-producing real properties from, or entering into transactions with, entities affiliated with management of the Trust. The Board of Trustees anticipates that such actions will help the Trust become more diversified and will reduce the Trust's dependence on the performance of any single investment.

         The Policy Proposals will subject shareholders to several significant risks. The most significant risks associated with the Policy Proposals are summarized below.

         * The Trust will no longer be required to distribute proceeds from sales or refinancings of properties, but will instead be able to reinvest such proceeds in new investments. Therefore, shareholders who wish to liquidate their investments will have to sell their shares, and there can be no assurance that there will be an active trading market for the Trust's shares at the time of sale.

         * There may be constraints on the Trust's growth opportunities, such as competition, lack of financing and lack of acceptable properties.

         * The Trust may not be able to operate profitably under the changed policies. It has reported losses in each of the last three years.

         * Additional borrowings could reduce net income available for distribution to shareholders.

         * Shareholders will be subject to potential dilution from future equity offerings, which may have an adverse effect on the market price of the Trust common stock.

         * The Policy Proposals may involve conflicts of interest between the Trust and members of management, in that Maxus Properties, Inc., which is an affiliate of certain members of management and which manages the Trust's properties, will receive more fees if the Trust's gross receipts increase and is more likely to receive fees over a longer period of time if the Trust's self-liquidating policy is eliminated. In addition, conflicts of interest may arise if the Trust desires to purchase or sell real property from or to, or enter into other transactions with, affiliates of the Trust.

         * Shareholders have no appraisal, dissenters' or similar rights in connection with the Proposals.

         The foregoing is only a summary and shareholders should carefully consider the risks disclosed under "Risk Factors" in the accompanying Proxy Statement.

          As you can see, these proposals involve potential significant benefits and risks to the Company's shareholders, as well as certain potential conflicts of interest with the Trust's affiliates. The accompanying Proxy Statement, which you are urged to read carefully, provides detailed information concerning the proposals.

   Whether or not the proposals are adopted by the Company's shareholders, the Company will continue to operate so as to qualify as a REIT. If the proposals are adopted, the Company's operations will remain unchanged except as specifically provided for in the Proxy Statement.

   We cannot stress enough the importance of the vote of every shareholder, regardless of the number of shares owned. THEREFORE, EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. A postage-paid envelope is enclosed for your convenience. Should you later decide to attend the meeting, you may revoke your proxy at any time and vote your shares personally at the meeting.

    We look forward to seeing many shareholders at the meeting.

                                                     Sincerely,


                                                     David L. Johnson
                                                     Chairman of the Board and
                                                     Chief Executive Officer






                           -----------------------------------------

Special Note Regarding Forward-Looking Statements

         Certain statements herein and in the accompanying Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used herein and in the Proxy Statement , the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust's filings with the Commission: the successful implementation of the Policy Proposals, changes in the real estate market, prevailing interest rates and general economic conditions, the level of competition confronting the Trust and other factors referred to in the accompanying Proxy Statement including, without limitation, under the heading "RISK FACTORS."

                            NOONEY REALTY TRUST, INC.
                          1100 MAIN STREET, SUITE 2100
                           KANSAS CITY, MISSOURI 64105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2000


To the Shareholders of
Nooney Realty Trust, Inc.:

         You are hereby notified that the Annual Meeting of Shareholders of Nooney Realty Trust, Inc. (the "Trust") will be held at 10:00 A.M. on May 9, 2000, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, for the following purposes:

         1. To consider and vote upon a proposal to amend Article Eight of the Trust's Articles of Incorporation, Section 6.1 of Article VI of the Trust's Bylaws and Section 10.8(b) of Article X of the Trust's Bylaws to eliminate the Trust's "self-liquidating" policy.

         2.       To consider  and vote upon a proposal to amend  provisions  of
                  the  Trust's  Bylaws  to  eliminate  certain   investment  and
                  borrowing restrictions on the Trust. The proposal is to

                           A. amend Section 6.2 of the Trust's Bylaws by deleting the text of paragraph (d) thereof; as a result, the Trust would be permitted to acquire equity securities of other companies;

                           B. amend Section 6.2 of the Trust's Bylaws by deleting the text of paragraph (i) thereof; as a result the Trust would be permitted to exchange its common stock for real estate investments;

                           C. amend Section 3.1(e) of the Trust's Bylaws by deleting clauses (ii) and (iii) thereof, and amend Section 3.4 of the Trust's Bylaws by deleting paragraph (e) thereof; as a result, existing provisions that restrict
                                    (1) total  indebtedness of  the  Trust  from
                                    exceeding 300% of the net asset value of the
                                    Trust's assets and unsecured borrowings that
                                    result in an asset  coverage  of  less  than
                                    300%  and  (2)   require   the   Independent
                                    Trustees to monitor such coverages, would be eliminated;

                           D. amend the second paragraph of Section 9.4 of the Trust's Bylaws by adding a new paragraph
                                    (d)   thereto   that  allows  the  Trust  to
                                    purchase  or  sell   property   from  or  to
                                    affiliates  of the Trust if  approved by the
                                    unanimous   vote   of   the    disinterested
                                    Independent Trustees.

         3. To consider and vote upon a proposal to amend Article One of the Trust's Articles of Incorporation and Section 1.1 of
                  Article I of the Trust's Bylaws to change the name of the Trust to Maxus Realty Trust, Inc.

         4. To elect five trustees to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

         5. To vote upon a proposal to adjourn the Annual Meeting of Shareholders to allow for additional solicitation of shareholder proxies or votes in the event that the number of proxies or votes sufficient to obtain a quorum or to approve Proposals 1, 2, 3 and/or 4 have not been received by the date of the Annual Meeting of Shareholders.

         6. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

         The Trust's Board of Trustees has fixed the close of business on March 28, 2000, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

                                            BY ORDER OF THE BOARD OF TRUSTEES


                                            Christine A. Robinson, Secretary
April 7, 2000
Kansas City, Missouri

                            NOONEY REALTY TRUST, INC.
                          1100 MAIN STREET, SUITE 2100
                           KANSAS CITY, MISSOURI 64105

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2000

         The Board of Trustees of Nooney Realty Trust, Inc., is soliciting the enclosed proxy for its use at the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 9, 2000, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board is first mailing this proxy statement and the enclosed form of proxy on or about April 7, 2000.

Introduction

         In addition to asking you to vote on nominees to the Board of Trustees and recommending a change in the Trust's name, the Board of Trustees is proposing several amendments to the Trust's Articles of Incorporation and Bylaws that concern certain of the Trust's policies. These proposals are referred to herein as the "Policy Proposals " and are described in the accompanying Notice of Annual Meeting under Proposals 1 and 2 (A through D). If adopted, these proposals (the "Policy Proposals") will

                  *        terminate the Trust's "self-liquidating" policy;

                  * permit the Trust to acquire equity interests in other entities;

                  * permit the Trust to exchange its common stock for real estate investments;

                  * permit the Trust to incur indebtedness subject only to the limitation that aggregate mortgage indebtedness not exceed 80% of the appraised value of its properties; and

                  * permit the Trust to purchase or sell real property from or to affiliates if approved by unanimous vote of the disinterested Independent Trustees.

         The Board of Trustees believes these amendments will be favorable to shareholders primarily because it expects these amendments will help the Trust to compete more effectively for investment opportunities that may come available in the market.

         There are certain risks associated with these proposals. See "RISK FACTORS" on page 9.

Record Date

         The Board of Trustees has fixed the close of business on March 28, 2000 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On March 28, 2000, there were issued and outstanding and entitled to vote 866,624 shares of the Trust's common stock, par value $1.00 per share. The presence in person or by proxy of the holders of record of a majority of the shares of Trust common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the meeting.

Proxies

         If you sign and return the enclosed proxy card, the proxies named therein will vote the shares which it represents in accordance with the specifications thereon. If you do not indicate the manner in which you want your shares voted on the proxy card, the proxies will vote them for (a) the Policy Proposals, (b) the proposed amendments to the Trust's Articles of Incorporation and Bylaws to change the name of the Trust and (c) the nominees for Trustees named herein. If you are a participant in the Trust's Dividend Reinvestment Plan, the proxy card represents the number of full shares in your dividend reinvestment plan account, as well as shares registered in your name.

         You may revoke your proxy at any time before it is voted (i) by delivering to the Secretary of the Trust written notice of revocation bearing a later date than the proxy, (ii) by submitting a later dated proxy, or (iii) by revoking the proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Christine A. Robinson, Secretary, Nooney Realty Trust, Inc., 1100 Main Street, Suite 2100, Kansas City, Missouri 64105.

Voting

         Shareholders are entitled to one vote per share on all matters, except for the election of Trustees, as to which cumulative voting applies. Under cumulative voting, each shareholder is entitled to cast that number of votes equal to the number of shares held by the shareholder multiplied by the number of Trustees to be elected, and all of such votes may be cast for a single Trustee or may be distributed among the nominees as the shareholder wishes. If you want to cumulate your votes, you should mark the accompanying proxy card to clearly indicate how you want to exercise the right to cumulate votes and specify how you want votes allocated among the nominees for Trustees. For example, you may write "cumulate" on the proxy card and write next to the name of the nominee or nominees for whom you desire to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising your right to vote cumulatively, you may instruct the proxy holders not to vote for one or more of the nominees by writing the name(s) of such nominee or nominees in the space provided after the entry "For All Nominees Except" on the proxy card. By not marking the proxy card with respect to the election of Trustees to indicate how you want votes allocated among the nominees, you will be granting authority to the persons named in the proxy card to cumulate votes if they choose to do so and to allocate votes among the nominees in such a manner as they determine is necessary in order to elect all or as many of the nominees as possible.

         Trustees must be elected by a plurality vote. To be elected, a nominee must be one of the five candidates who receives the most votes out of all votes cast at the Annual Meeting. The affirmative vote of a majority of the issued and outstanding shares of the Trust is required to adopt each of the matters described in Proposal 1, Proposal 2 and Proposal 3. The affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy at the Annual Meeting is required to act on any other matters properly brought before the Meeting.

         Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If you indicate "abstain" or "withheld" on a matter, your shares will be deemed present for that matter. In tabulating votes cast on the proposals to amend the Articles of Incorporation and Bylaws (i.e., the Policy Proposals and the change in the Trust's name), abstentions and broker non-votes will have the same effect as a negative vote. In tabulating votes on other matters (other than the election of Trustees), abstentions will have the effect of a negative vote and broker non-votes will not be counted for purposes of determining whether a proposal has been approved. In tabulating votes cast on the election of Trustees, broker non-votes are not counted for purposes of determining the Trustees who have been elected. Shares withheld will have no impact on the election of Trustees except to the extent that (i) the failure to vote for an individual nominee results in another nominee receiving a larger proportion of the vote and (ii) withholding authority to vote for all nominees has the effect of abstaining from voting for any nominee.

Discretionary Authority

         By executing a proxy, you will be giving the proxies discretionary authority to vote your shares on any other business that may properly come before the meeting and any adjournment thereof as to which the Trust did not have notice a reasonable time prior to the date of mailing this proxy statement. The Board of Trustees is not aware of any such other business and does not itself intend to present any such other business. However, if such other business does come before the meeting, shares represented by proxies will be voted by the persons named in the proxy in accordance with their best judgment. A proxy also confers discretionary authority on the persons named therein to approve minutes of the last Annual Meeting of Shareholders, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a Trustee if a nominee herein named should decline or become unable to serve as a Trustee for any reason.

Costs of Solicitation

         The Trust will pay all costs of preparing and soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers and Trustees of the Trust may solicit proxies from shareholders personally, or by telephone. The Trust will also reimburse brokerage firms, banks and other nominees for their reasonable costs incurred in forwarding proxy materials for shares held of record by them to the beneficial owners of such shares.


            SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Proxy Statement, the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust's filings with the Commission: the successful implementation of Policy Proposals, changes in the real estate market, prevailing interest rates and general economic conditions, the level of competition confronting the Trust and other factors referred to in this Proxy Statement including, without limitation, under the heading "RISK FACTORS."

                           SUMMARY OF POLICY PROPOSALS

         The following is a summary of certain information contained in this Proxy Statement regarding the Policy Proposals (Proposals 1 and 2 (A through D) on the Notice of Annual Meeting). This summary is qualified in its entirety by reference to the more detailed information included in this Proxy Statement. Shareholders are urged to read this Proxy Statement in its entirety.

Summary Risk Factors

         Shareholders should carefully consider the matters disclosed under "RISK FACTORS" at page 9 before deciding whether or not to approve the Policy Proposals. The following is a summary of the potential material risks and adverse consequences to the shareholders if the Board of Trustees' new business plan is implemented upon the Shareholders' adoption of the Policy Proposals.

         * The Policy Proposals will transform the Trust from an entity with a self-liquidating policy to one with an infinite-life, growth-oriented policy which will not be obligated to distribute sales or refinancings proceeds to Shareholders, but will instead be able to reinvest such proceeds in new investments. Shareholders who wish to liquidate their investments will have to sell their shares, and their can be no assurance that there will be an active trading market for the Trust's shares at the time of sale.

         * The ability of the Trust to realize growth opportunities is subject to a number of risks, including risks that

                           ** investments may fail to perform in accordance with expectations;

                           ** competition for investments may increase costs and reduce return;

                           ** no specific acquisition proposals are under consideration, and there is no assurance that suitable properties will become available on acceptable terms; and

                           ** there is no assurance that financing will be available on acceptable terms.

         * The Trust may not be able to operate successfully as an infinite-life entity. The Trust has reported net losses for each of the last three fiscal years and there can be no assurance that it will become profitable in the future.

         * Additional borrowings could reduce net income available for distribution to shareholders.

         * Shareholders may be subject to potential dilution from future equity offerings, which may have an adverse effect on the market price of the Trust common stock.

         * The Policy Proposals may involve conflicts of interest between the Trust and members of management, in that Maxus Properties, Inc., which is an affiliate of certain members of management and which manages the Trust's properties, will receive more fees if the Trust's gross receipts increase and is more likely to receive fees over a longer period of time if the Trust's self-liquidating policy is eliminated. In addition, conflicts of interest may arise if the Trust desires to purchase or sell real property from or to affiliates of the Trust or enter into other transactions with such affiliates.

         * Shareholders have no appraisal, dissenters' or similar rights in connection with the Proposals.

         The foregoing is only a summary of the more significant risks. For a more detailed description of the risks, see "RISK FACTORS" on page 9.

Background.

         The Trust was formed in 1984 as a Missouri general business corporation to make equity investments in income-producing real properties, primarily commercial and light industrial properties.

         The Trust was funded through a public offering of common stock. An aggregate of 855,624 shares were sold at a price of $20 per share for gross proceeds of approximately $17,112,480 million dollars. The Trust used proceeds from the offering and borrowings to acquire three properties, two of which are commercial office buildings and one of which is a warehouse distribution facility.

         Although organized as a general business corporation with a perpetual life, the Trust's Articles of Incorporation and Bylaws provide that it is organized to be a self-liquidating business, and it was generally contemplated that the life of investments in its portfolio would have a finite life. Initially, it was intended that the Trust would sell its properties between eight and twelve years after their acquisition, although there is no obligation to sell any property at any particular time or within a specified time frame. The Trust's Bylaws generally state that its policy is to distribute net proceeds from the sale of a property to shareholders or apply such proceeds to improvements on, payment of debt with respect to, or purchase of land underlying, existing investment properties. The Trustees also may determine to use net proceeds to pay expenses or establish reserves. This policy prevents the Trust from using disposition proceeds to acquire new investment properties.

         The  Trust's   Bylaws  also  contain  a  number  of  other   investment
restrictions and limitations on borrowing, some of which may limit its ability to grow. Under these policies, the Trust may not

                  * invest in equity securities, including shares of other REITs;

                  *        issue  shares  in  exchange  for   any   real  estate
                           investment;

                  * incur total indebtedness in excess of 300% of the Trust's net asset value;

                  * borrow on an unsecured basis, if such borrowing would result in an asset coverage ratio (generally the ratio of net assets plus unsecured debt to unsecured debt) of less than 300%; or

                  * purchase or sell real property from or to affiliates of the Trust except under very limited circumstances.

         Recently, there has been a change in control of the Trust, and the Trust now has new management and a new Board of Trustees. The new Board of Trustees believes that securities markets have historically valued shares of infinite-life REITs more favorably than those of finite-life REITs with self-liquidating policies such as those of the Trust. Further, the Board of Trustees believes that the investment and borrowing policies described above may prevent the Trust from taking advantage of investment opportunities that may exist. Accordingly, the Board of Trustees is recommending the Policy Proposals to shareholders. If the Policy Proposals are approved, the Trustees believe that the Trust would have the opportunity to grow by using proceeds from the sale of properties and stock, together with proceeds from the incurrence of debt and the issuance of stock, to make additional investments.

The Policy Proposals

         If approved, the Policy Proposals would:

         *        eliminate the Trust's "self-liquidating" policy;

         * permit the Trust to acquire equity securities of other companies;

         * permit the Trust to exchange common stock for real estate investments;

         * allow the Trust to incur indebtedness subject only to the limitation that aggregate mortgage indebtedness not exceed 80% of the appraised value of its properties; and

         * permit the purchase or sale of property from or to affiliates of the Trust if approved by the unanimous vote of the disinterested Independent Trustees.

Reasons For Recommending the Policy Proposals

         The Trustees believe that the Policy Proposals are in the best interests of the shareholders of the Trust because:

         * There is a very limited investor demand for equity interests in real estate investment trusts with small capitalizations and limited real estate portfolio size, especially where there are substantial and numerous investment and other restrictions which severely restrict such entities' potential growth.

         * The Trustees believe such investments have limited appeal for the majority of investors in the market, and almost no appeal for institutional and other major investors.

         *        The  investment   and  borrowing   policies  that  the  Policy
                  Proposals would change may prevent the Trust from taking advantage of investment opportunities that may exist.

         * The increase in size and diversity of the Trust's portfolio would reduce the dependence of the Trust on the performance of any single investment.

         If the Policy Proposals are approved, the Trustees believe the Trust will have the opportunity to grow by using proceeds from the sale of properties and stock, together with proceeds from the incurrence of debt and the issuance of stock, to make additional investments.

Business Plan

         If the Policy Proposals are approved, it is expected that the Trust will begin implementing a growth oriented business plan intended to cause the Trust to attain greater size and asset diversity. The Board of Trustees believes that significant opportunities exist in the market to acquire income-producing real properties and/or controlling ownership interests in entities owning such properties that the Board believes are likely to provide attractive investment returns at current market prices. Although no specific acquisition proposals are under consideration, management and the Board of Trustees will seek to grow the Trust by acquiring additional income producing real properties, including multi-family housing, and investments in other entities, primarily other REITs and real estate general or limited partnerships that own income producing real properties. The Trust may consider purchasing income-producing real properties from, or entering into transactions with, entities affiliated with management of the Trust.

          The Trustees intend to grow by using proceeds from the sale of properties, together with proceeds from the incurrence of debt and the issuance of stock, as well as issuing stock in exchange for income-producing properties, to make additional investments. In this regard, the Trust is presently negotiating the sale of one of its properties; if the Policy Proposals are approved, proceeds from any sale not used to reduce existing indebtedness with respect to existing properties that might otherwise have to be distributed to shareholders could be used to acquire new properties. It is expected that the Trust may issue stock or sell assets or interests in assets of the Trust in exchange for interests in other REITs or general and limited partnership interests in limited partnerships holding income-producing real properties.

         In implementing this plan, the Trust will be subject to its overall investment objectives and policies, which are described in detail herein under the heading "INVESTMENT OBJECTIVES AND POLICIES."

Federal Income Tax Consequences

         The Trust does not expect that the approval and implementation of the Policy Proposals and the Trust's new business plan will have any specific Federal income tax consequences to the Trust's Shareholders. If the Policy Proposals and the Trust's new business plan are implemented, the Trust will continue to be structured so as to preserve the Trust's qualification as a REIT under Federal income tax law.


                                  RISK FACTORS

         Although the Board of Trustees recommends approval of the Policy Proposals, the Trust's shareholders should carefully consider the following factors in determining whether to approve the Policy Proposals.

          Set forth below are certain risks associated with the Policy Proposals and with the Trust's plan to grow and expand its existing portfolio through the use of debt, shares of common stock and proceeds from dispositions of existing properties. This section does not review risks that exist with respect to the existing portfolio or the aspects of the Trust's operations which are not being revised as part of the Policy Proposals.

          The Trust will no longer be obliged to distribute proceeds of sales or refinancings of properties. Although the Articles of Incorporation provide that the Trust has a perpetual existence and there is no requirement that the Trust's properties be sold by a specific date, the Articles state the Trust is "self-liquidating". Under the Bylaws, this generally prohibits the Trust from reinvesting proceeds from the sale, financing or refinancing of a property by limiting the use of such proceeds not distributed to shareholders to making capital improvements on, or paying indebtedness with respect to, existing properties, paying other expenses or creating appropriate reserves. Originally it was intended that properties acquired by the Trust would be disposed of within a given time frame and that proceeds not required for such purposes would be distributed to shareholders. If the Proposed Policy eliminating the self-liquidating feature of the Trust is approved and properties are sold or refinanced, net proceeds from their sale or refinancing may be reinvested in new investments, and the Trust will no longer have an obligation to distribute proceeds to shareholders. The Trust will be an ongoing entity that is not expected to liquidate its assets and the only way for shareholders to recoup their investment will be by selling their shares, the price of which will be subject to fluctuations in the securities markets.

         There may not be an active trading market for the Trust's shares. As noted above, if the self-liquidating policy is eliminated, shareholders who wish to liquidate their investment in the Trust will have to sell their shares. There can be no assurance there will be an active trading market for the shares at the time of any sale. During the past twelve months, the average daily trading volume has been less than 1,000 shares.

         Presently the Trust's common stock is listed on The Nasdaq National Market. Continued listing on the Nasdaq National Market is subject to the Trust's ability to satisfy various Nasdaq criteria, including that (i) the Trust has in excess of 750,000 shares that are publicly held and (ii) the market value of the Trust's public float exceeds $5,000,000. Presently the Trust does not meet these requirements and the Nasdaq Stock Market has given the Trust until May 11, 2000 to address these deficiencies.

         The Trust is considering various steps to address these deficiencies but there can be no assurance that the Trust will be successful. If the Trust fails to address the deficiencies, Nasdaq would determine whether it is appropriate to transfer the Trust's common stock to the Nasdaq SmallCap Market or delist it, either of which could make it more difficult for shareholders to sell their stock.

         There may be constraints on the Trust's growth opportunities. If the proposed changes are approved, the Trust intends to begin implementing a growth oriented business plan intended to cause the Trust to attain greater size and asset diversity. The ability of the Trust to accomplish such growth will be subject to a number of constraints, including:

         ** Acquisition Risks. Acquisitions of investment properties entail risks that unforeseen liabilities will be assumed or that the Trust's investments will fail to perform in accordance with expectations. In addition, improvements to acquired properties may be costly and may not result in increases in revenue or profits.

         ** Competition Risks. The Trust will have to compete for real property investments and for tenants with numerous other real estate investment trusts and partnerships, as well as individuals, corporations and others engaged in real estate investment activities. Competition for investments may increase costs and reduce returns.

         ** No Properties Identified. The Trust has not identified specific properties in which it might invest. There is no assurance that suitable investments will be available or, if available, will be so on terms acceptable to the Trust.

         ** No Assurance of Available Capital. The Trust has no commitments for additional capital to implement its business plan and there can be no assurance that financing will be available to it, or, if available, that it would be available on acceptable terms. Further, there can be no assurance that the Trust will be able to refinance its existing credit facility when it matures in 2001, or, if it does, that it will be able to do so on favorable terms.

         The Trust may not be able to operate successfully as an infinite-life entity. There can be no assurance that the Trust will be able to operate successfully as an infinite-life entity. If the Policy Proposals are approved, the Trustees intend for the Trust to implement a growth-oriented business plan. The acquisition of new properties entails the risk that investments will fail to perform in accordance with the Trust's expectations. The Trust has reported net losses for each of the last three fiscal years. Although such losses have resulted primarily from litigation which recently has been resolved, other factors, including loss of a key tenant, contributed to the Trust's results and there can be no assurance that it will become profitable in the future.

         Issuance of Additional Shares May Result in Dilution to Shareholders and Price Reductions. The Trust expects that it may in the future acquire other investment properties by issuing Trust shares. The issuance of additional shares in exchange for investment properties will reduce the ownership percentage of existing shareholders. The effect of additional equity offerings may be the dilution of the equity of shareholders of the Trust or the reduction of the price of shares, or both. The Trust may issue approximately 4.1 million additional shares under its Articles of Incorporation. If such shares are issued for investment properties (or otherwise) at a price which is less than the then market price of the Shares, the Trust's current shareholders' shares would be diluted. At this time, the Trust is unable to determine the amount, timing or nature of additional securities issuances.

         Additional Borrowings could reduce net income available for distribution to shareholders. If the Policy Proposals are approved, the Trust intends to pursue a growth strategy, and in so doing may incur additional debt. In this regard, the Trust's Bylaws generally permit it to incur mortgaged indebtedness of up to 80% of the appraised value of all of its properties, provided, that the aggregate borrowings of the Trust, secured and unsecured, must be reasonable in relation to the net assets of the Trust and the maximum amount of the Trust's borrowings in relation to its net assets may not exceed 300% unless such excess borrowing is approved by the Trust's Independent Trustee's. Further the Trust may not borrow on an unsecured basis if doing so would result in an asset coverage ratio (the ratio of net assets plus unsecured debt to unsecured debt) of less than 300%. If the Policy Proposals are approved, the only restriction on incurring indebtedness will be the 80% of appraised value limit on mortgage debt. There will be no limit on unsecured debt other than the requirement that periodically the Independent Trustees review borrowings to determine they are reasonable in relation to net assets. If the Trust incurs additional debt, increased interest expense could adversely affect funds from operations and reduce amounts available for distribution to shareholders.

         No Dissenters' Rights. Under Missouri law, shareholder will have no appraisal, dissenters' or similar rights in connection with the Policy Proposals. Further, if the Policy Proposals are approved by a majority of the Trust's issued and outstanding shares, all shareholders will be bound by the decision of the holders of a majority of the shares.

         Conflicts of Interest. The Policy Proposals may involve conflicts of interest between the Trust and members of management. David L. Johnson, Chairman of the Board of the Trust, is the principal shareholder and an officer and director of Maxus Properties, Inc., the company hired by the Trust to manage its properties ("Maxus"). Daniel W. Pishny and John W. Alvey, executive officers of the Trust, are also executive officers of Maxus. Maxus is paid a fee based on a percentage of the monthly gross receipts from the operation of each of the Trust's properties. Although the Board does not intend to pay Maxus a higher percentage if the Policy Proposals are adopted, Maxus will receive more fees if the Trust acquires additional properties and the Trust hires Maxus to manage the properties. In addition, Maxus is more likely to receive fees over a longer period of time if the Trust's self-liquidating policy is eliminated. Further, although the executive officers of the Trust are currently paid salaries by the Trust, and the Board does not have any current plans to pay such salaries, the Board could determine in the future that increased responsibilities resulting from growth of the Trust's portfolio warrants paying the executive officers salaries, including incentive compensation packages.

         If the Policy Proposals are approved, the Trust may consider purchasing or selling real properties from or to affiliates of the Trust. David L. Johnson, Chairman of the Board of the Trust, owns and/or controls approximately 60 income producing real properties, and the Trust may consider purchasing income-producing real properties from Mr. Johnson or his affiliated entities or entering into other transactions with such entities. If so, there will be a conflict of interest between the Trust and its Chairman of the Board. The proposed Bylaw amendment provides that any such purchase could be made if approved by all of the disinterested Independent Trustees. Under the present Bylaws, such transaction could only be undertaken, if at all, if approved by the shareholders.

         Removal of Investment Restrictions. If the Policy Proposals are approved, the Trust may invest in equity securities of other entities. It is expected that such investments will be limited to other REITs and real estate general and limited partnership whose primary purpose is owning or acquiring income producing real properties or providing services to such entities or such real properties. To the extent that the Trust makes investments in such entities, but does not control them, the Trust will be subject to all the risks associated with being a minority shareholder, including not having control over the affairs of such entity.

                         RECOMMENDATION OF THE TRUSTEES
                      WITH RESPECT TO THE POLICY PROPOSALS

         The Trustees believe that adopting the Policy Proposals is in the best interests of the Trust and its shareholders and recommend that shareholders vote FOR the approval of Proposals 1 and 2A through D. In reaching this determination, the Trustees considered, among other things, the following factors:

         Availability of Attractive Investments; Inability of the Trust to Capitalize Under Current Structure. The Trustees believe that there are significant opportunities for the Trust to acquire additional real properties and ownership interests in entities owning real property in the current market at prices that are likely to provide attractive investment returns. However, (i) the Trust's lack of available capital to make such investments and (ii) the investment policies that prohibit the acquisition of equity securities and the use of shares and disposition proceeds to acquire investment property make it difficult for the Trust to engage in such acquisitions and take advantage of such investment opportunities. The Trustees believe that:

         * The Trust's investment policies severely restrict the Trust's ability to grow.

         * There is very limited investor demand for equity interests in real estate investment entities with small capitalizations and limited real estate portfolio size, especially where there are substantial and numerous investment and other restrictions which severely restrict such entities' potential growth. The Trustees believe that such investments have limited appeal for the majority of investors in the market, and almost no appeal for institutional and other major investors.

         Diversification. The Trust's current portfolio of properties is comprised of a 100% ownership interest in three income producing real properties. Two of these presently are single tenant properties. If the Policy Proposals are approved, the Trustees expect that:

         * The Trust's portfolio will become more diversified as it acquires additional properties over time.

         * The increased size and diversity of the Trust's portfolio will reduce the Trust's dependence on the performance of any single investment, including the effects of increased vacancy rates at any particular property.

         In reaching their determination, the Trustees also considered potentially negative aspects of the proposed transaction, including the various factors and information set forth under the heading "Risk Factors" and elsewhere in this Proxy Statement.

                       INVESTMENT OBJECTIVES AND POLICIES

         Except as modified by the Policy Proposals, the Trust investment objectives and policies will remain the same as when the Trust was first formed. Generally, its objectives are to:

         *        preserve and protect shareholder's capital;

         *        provide   the   maximum   possible   cash   distributions   to
                  shareholders, a portion of which may not be taxable to shareholders; and

         * provide for capital growth through appreciation in property values.

There can be no assurance that any of the foregoing objectives will be achieved.

         The Trust's investment policies are described below.

Types of Investment

         The Policy Proposals do not change the Trust's investment policy, which was and remains to make equity investments in commercial and industrial income-producing real property, primarily office buildings, and warehouse/distributor properties. The Trust also may invest in other types of income-producing real properties such as apartment complexes. The Trust does not intend to invest in mortgages, but in connection with the sale of properties it may take back purchase money mortgages.

         The Trust expects any future investment would be primarily in existing operating properties, however, it may also invest in properties which are in the process of being completed, under construction or under contract for development. The Trust will not invest in unimproved real property.

         The Trust is not limited as to the geographic area in which it may invest but intends to invest only in property located in the continental United States. Ownership of a property will normally take the form of fee title but may take the form of a leasehold estate. The Trust is not limited as to the amount or percent of assets which may be invested in any one property. If the Trust purchases land in connection with the acquisition of a property, it may thereafter sell the land subject to a leaseback arrangement.

         The Trust will obtain, in connection with the purchase of each property, an independent appraisal of the fair market value of the property. Appraisals are only estimates of value and should not be relied upon as measures of true worth or realizable value. The Trustees therefore will rely on their own analysis and not solely on such appraisal in determining whether to acquire a particular property.

Borrowing

         If the Policy Proposals are approved, certain restrictions on the incurrence of indebtedness described under "Summary of Policy Proposals - Background" will be eliminated. However, the Trust will remain subject to a limitation which provides it may not incur aggregate mortgage indebtedness in excess of 80% of the appraised value of all of its properties on a combined basis.

         Trust indebtedness may be in the form of temporary or permanent financing from banks, institutional investors and other lenders, which indebtedness may be secured by mortgages or other interests in Trust properties (including "wrap-around" or other "all-inclusive" mortgages). Recourse for any indebtedness may be limited to the particular property to which the indebtedness relates or may include all of the Trust's assets. When recourse may be had against all the Trust's assets, its equity in other properties as well as the property in question could be reduced or eliminated through foreclosure. Some financing may involve renegotiable or floating interest rates or balloon payments. In no event will shareholders have any personal liability for Trust debts.

Sales of Property

         If the Policy Proposals are approved, the Trust will no longer be self-liquidating. Accordingly, the net proceeds from any sale, financing or refinancing of Trust property may, in the discretion of the Trustees, be invested in new acquisitions, distributed to the shareholders, or applied to capital improvements, the payment of indebtedness with respect to existing properties, other expenses, the establishment of reserves or other purposes.

         The Trust intends to hold investment properties until such time as sale or other disposition appears to be advantageous to the shareholders with a view to achieving the Trust's investment objectives or until it appears that its objectives will not be met. In deciding whether to sell properties, the Trust will consider such factors as potential capital appreciation, cash flow and federal income tax considerations. Whether assets will be sold generally will be determined by the Trustees, except that the shareholders will have to approve any sale constituting a sale of substantially all the Trust's assets.

Other Policies

         Under the current Bylaws, the Trust may invest in joint ventures with real estate developers, owners and others having similar investment objectives for the purpose of owning a particular property or properties, provided the Trust or an affiliate or both taken together have a controlling interest in any such joint venture and, provided further, that the terms and conditions of any such joint venture entered into with an Advisor or its affiliates are unanimously approved by the Trustees. These provisions are not affected by the Policy Proposals.

         The Trust intends to make investments in accordance with the applicable requirements of the Internal Revenue Code in order that it may continue to qualify as a REIT.

Investment Restrictions

         If the Policy Proposals are approved, the Trust may invest in equity securities, including the shares of any other real estate investment trust, and may exchange shares for an interest in real estate. Other existing restrictions described in the next paragraph remain in place.

          The Trust's Bylaws generally prohibit it from investing in unimproved real estate, junior mortgage loans, commodities or commodity future contracts. (See "Types of Investment," above.) The Trust may not engage in the business of underwriting securities issued by others. In addition, the Trust will not issue any non-voting, assessable or redeemable equity security or issue debt securities unless the historical debt service coverage (in the most recent completed fiscal year), as adjusted for known changes, is sufficient to properly service the debt. The Trust will not issue options or warrants to purchase shares at exercise prices less than the fair market value of such shares on the date of grant and for consideration (which may include services) that in the judgment of the Independent Trustees has a market value of less than the value of such options or warrants on the date of grant. In no event shall such options or warrants be exercisable later than five years from the date of issuance. In addition, the aggregate number of shares issuable at any time upon exercise of outstanding options or warrants shall not exceed 10% of outstanding shares on the date of grant of any options or warrants.

Transactions  Between  the  Trust,  the  Trustees,   the  Advisor,  and  Certain
Affiliates

         The existing Bylaws generally provide that a contract between the Trust and any other person shall be valid even though (a) one or more of the Trustees or officers are directly or indirectly interested in or connected with, or are trustees, partners, directors, officers or retired officers of such other person, or (b) one or more of the Trustees or officers, individually or jointly with others, is a party or are parties to, or directly or indirectly interested in, or connected with, such contract, act or transaction, if in either the case of (a) or (b), such contract is authorized by the vote of a majority of the disinterested Trustees. No Trustee or officer who is aware of the conflict or relationship shall have any liability as a result of entering into any such contract, act or transaction, provided that such interest or connection is disclosed or known to the Trustees and thereafter the Trustees in good faith authorize such contract, act or other transaction by the vote of a majority of the disinterested Trustees.

         Under the current Bylaws, the Trust may not sell, directly or indirectly, any of its real property to any Trustee or officer of the Trust, any Advisor, or any affiliate thereof, and no such person shall sell any property to the Trust unless (a) the property was purchased by any of the foregoing persons for the purpose of its subsequent acquisition by the Trust upon completion of the Trust's financing arrangements or (b) the property or option thereon was purchased or taken by any of the foregoing persons in its own name and title and was temporarily held in such name for the purpose of facilitating the Trust's acquisition of such property or facilitating the Trust's borrowing of money or obtaining of financing or for any other purpose related to its business and (c) the property or option thereon is purchased by the Trust for a cash payment no greater than the cost of the property or option to such person. If the Policy Proposals are approved, the Trust also may acquire or sell property to such persons in transaction that are approved by the unanimous vote of the disinterested Independent Trustees, whether or not any of the foregoing tests are satisfied.

         As is the case under the current Bylaws, the Trust may joint venture with any such persons with respect to its real property as otherwise permitted in the Bylaws.


                                   PROPOSAL 1

                       PROPOSAL TO APPROVE AN AMENDMENT TO
           ARTICLE EIGHT OF THE TRUST'S ARTICLES OF INCORPORATION AND
         SECTIONS 6.1 AND 10.8(b) OF THE TRUST'S BYLAWS, AS DESCRIBED IN
             THE ACCOMPANYING NOTICE, TO ELIMINATE THE TRUST'S SELF-
                               LIQUIDATING POLICY


         Proposal

         The Board of Trustees recommends to the shareholders that the Trust eliminate its "self-liquidating" policy. Accordingly, the Board of Directors has adopted and recommended to the shareholders for their approval and adoption the following resolutions:

                  RESOLVED, that Article Eight of the Trust's Articles of Incorporation be amended to eliminate the Trust's self-liquidating policy by deleting paragraph 2 thereof and re-numbering existing paragraph 3 as paragraph 2; as so amended, Article Eight will provide in its entirety as follows:

                  "The corporation is formed for the following purposes:

                  1. To acquire, own, finance, develop, improve, lease, operate, manage, dispose of, sell, liquidate and otherwise invest in and deal with real estate primarily consisting of income-producing property.

                  2. To engage in any lawful activity for which a corporation may be organized under The General and Business Corporation Law of Missouri."

                  FURTHER  RESOLVED,  that the third paragraph of Section 6.1 of
         Article VI of the Trust's Bylaws be deleted in its entirety.

                  FURTHER RESOLVED, that Section 10.8(b) of Article X of the Trust's Bylaws be amended in its entirety to eliminate the reference to the Trust's self-liquidating policy, so that as amended, Section 10.8(b) will provide as follows:

                  "(b) The affirmative vote of the holders of at least two-thirds (2/3) of the outstanding Shares entitled to vote thereon shall be required to approve the sale, lease, exchange or other disposition, other than by mortgage, deed of trust or pledge, of all or substantially all of the property and assets of the Trust, if such sale, lease, exchange or other disposition is not made in the usual and regular course of the business of the Trust."

         Effect

         The effect of the first resolution is to delete the following text in paragraph 2 of Article Eight of the Trust's Articles of Incorporation:

         "2. To liquidate (when deemed appropriate by the directors) by sale or other disposition all, or substantially all, of the properties of the corporation as part of its usual and regular course of business, the corporation being organized to be a self-liquidating business."

         The effect of the second resolution is to delete the following language in Section 6.1 of the Trust's Bylaws:

         "The Trust is intended to be 'self-liquidating.' Accordingly, it is the policy of the Trustees that the net proceeds of the sale, financing or refinancing of each investment property, except as provided below, will not be reinvested, but will either be distributed to the Shareholders or applied to such capital improvements to, or the payment of indebtedness with respect to, existing properties of the Trust or the payment of any other expenses or the establishment of any reserves, all as the Trustees deem necessary and appropriate. In addition, the Trust may utilize the net proceeds of any sale, financing or refinancing of an investment property to purchase the land underlying any of the Trust's investment properties in cases where the Trust is not already the owner. Also, if, within five (5) years from the effective date of the Trust's registration statement in connection with its initial public offering of Shares, the Trust sells, finances or refinances an investment property, the Trust may reinvest, during such time period, the proceeds of such sale, financing or refinancing. The disposition of a property back to the original seller or an affiliate thereof, whether in the form of a rescission, exchange or resale or pursuant to an option or similar arrangement entered into at or prior to the time of taking title of such property, shall not be deemed a sale, financing or refinancing for the purposes of the self-liquidating aspect to the investment policy of the Trustees."

         The effect of the third resolution is to delete the following language in Section 10.8(b) of the Trust's Bylaws:

         "Given that the Trust is "self-liquidating" in nature, however, as provided in Section 6.1 hereof, it is anticipated that most, if not all, of the sales, leases, exchanges or other dispositions of the Trust property and assets will be made in the usual and regular course of business."

         If the proposal is approved, the Trust no longer will have a self-liquidating policy, and proceeds from the sale or refinancing of properties may be reinvested in new properties.

         The affirmative vote of a majority of the outstanding shares entitled to vote are required to approve the foregoing proposal. Accordingly, abstentions and broker non-votes will have the same effect of negative votes in determining whether the proposed amendment has been approved.

         The Board of Trustees Recommends a Vote for the above Described Amendments to the Trust's Articles of Incorporation and Bylaws.

                                   PROPOSAL 2

                        PROPOSAL TO APPROVE AMENDMENTS TO
       SECTION 6.2, 3.1, 3.4 AND 9.4 OF THE TRUSTS BYLAWS, AS DESCRIBED IN
           THE ACCOMPANYING NOTICE, TO ELIMINATE CERTAIN RESTRICTIONS
            ON INVESTING AND BORROWING AND TO MODIFY RESTRICTIONS ON
                          TRANSACTION WITH AFFILIATES.

         Proposal 2A.

         Presently, Section 6.2(d) of the Trust's Bylaws prohibits the Trust from investing in any equity Securities.[FN1] The Board of Trustees recommends to the shareholders that the Trust delete this provision to allow the Trust to acquire equity securities of other companies. Accordingly, the Board of Trustees has adopted and recommended to the shareholders for their approval and adoption the following resolution:

                  RESOLVED, that Section 6.2 of the Trust's Bylaws be amended by deleting the text of paragraph (d), thereby eliminating the restriction on acquiring equity securities of other companies; as so amended, paragraph (d) will provide as follows:

         "(d)     [Intentionally omitted];..."

         Effect of Proposal 2A

         The effect of Proposal 2A is to delete the text in Section 6.2(d) of the Trust's Bylaws that provides the Trust shall not:

         "(d)     Invest in any equity Security, including the shares  of  other
                  REITs;"

         If such provision is eliminated, the Trust may acquire equity interests in other entities. It is expected that any equity investments by the Trust will be primarily in other REITs and real estate general and limited partnerships whose primary purpose is owning or acquiring income producing real properties.


--------
         1 The Trust's Bylaws define "Securities" as any shares of the Trust's common stock, stock, shares, voting trust certificates, bonds, limited partnership interests, debentures, notes, or other evidence of indebtedness or ownership or, in general, any instruments commonly known as "securities" or any certificates of interest, shares or participation in temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

         Proposal 2B.

         Presently, Section 6.2(i) of the Trust's Bylaws prohibits the exchange of shares for any real estate investment. The Board of Trustees recommends to the shareholders that the Trust eliminate this restriction. Accordingly, the Board of Trustees has adopted and recommended to the shareholders for their approval and adoption the following resolution:

                  RESOLVED, that Section 6.2 of Article VI of the Trust's Bylaws be amended by deleting the text of paragraph (i), thereby eliminating the restriction on the Trust's ability to exchange common stock of the Trust for real estate investments; as amended, paragraph (i) will provide as follows:

         "(i)     [Intentionally omitted];"

         Effect of Proposal 2B.

         The effect of Proposal 2B is to delete the text in Section 6.2(i) of the Trust's Bylaws that provides the Trust shall not:

         "(i)     Exchange Shares for any real estate investments;..."

         If such provision is eliminated, the Board may consider issuing common stock of the Trust, or options to acquire such common stock, in exchange for equity or general partner or limited partner interests in other real estate companies.

         Proposal 2C.

         Presently, Sections 3.1(e)(ii) and 3.1(e)(iii) of the Trust's Bylaws prohibit the Trust from (i) incurring total indebtedness in excess of 300% of the net asset value of the Trust's assets unless approved by the Independent Trustees and (ii) borrowing on an unsecured basis if such borrowing would result in an asset coverage of less than 300%. In addition, Section 3.4(e) requires that the Independent Trustees review the aggregate borrowings of the Trust on a quarterly basis to determine whether the net asset value of the Trust exceeds 300%. The Board of Trustees recommends to the shareholders that the Trust eliminate these restrictions and requirements. Accordingly, the Board of Trustees has adopted and recommended to the shareholders for their approval and adoption the following resolutions:

                  RESOLVED, that Sections 3.1(e) of the Trust's Bylaws be amended by deleting the text of paragraphs (ii) and (iii) thereof , so that as amended, Sections 3.1(e) will read as follows:

                  [3.1 Power and Authority of Trustees. ... (T)he Trustees shall have the power...]

                           "(e) To borrow money and incur indebtedness for the purposes of the Trust and to cause to be executed and delivered therefor, in the Trust name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and Securities therefor; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the Trust Estate to secure any of the foregoing; provided, however, that:

                           (i) the aggregate borrowing of the Trust, secured and unsecured, shall be reasonable in relation to the Net Assets of the Trust and shall be reviewed by the Trustees at least quarterly;

                           (ii)     [intentionally omitted]; and

                           (iii)    [intentionally omitted]."


                  FURTHER RESOLVED, that Section 3.4 of the Trust's Bylaws be amended by deleting the text of paragraph (e) thereof in its entirety, so that as amended, paragraph (e) will provide as follows:

                           "(e)     [intentionally omitted]."

         Effect of Proposal 2C

         The effect of the first resolution is to delete the following text in clauses (ii) and (iii) of Section 3.1(e)of the Trust's Bylaws:

         [... provided, however that]

                           "(ii) the maximum  amount of the  Trust's  borrowing,
                  secured and unsecured, in relation to the Net Assets shall not exceed three hundred percent (300%) unless such excess borrowing is approved by a majority of the Independent Trustees as being appropriate and is disclosed to the Shareholders, along with the justification for such excess, in the first quarterly report provided to the Shareholders following the date on which such excess borrowing occurs; and

                           (iii) the Trust will not borrow, on an unsecured basis, if such borrowing will result in an asset coverage of less than 300%. "Asset

                  Coverage," for this purpose, means the ratio which the value of the Total Assets of the Trust, less all liabilities and indebtedness of the Trust, except indebtedness for unsecured borrowing, bears to the aggregate amount of all unsecured borrowings of the Trust."

         If this proposal is approved, the Trust will remain subject to the existing limitation that aggregate mortgage indebtedness not exceed 80% of the appraised value of its properties, but will not be limited in the amount of unsecured indebtedness that it may incur.

         The effect of the second resolution is to delete the following text in Paragraph (e) of Section 3.4 of the Trust's Bylaws:

                  [3.4. Independent Trustees. Notwithstanding any other provision of these bylaws, the Independent Trustees, in addition to their other duties, to the extent that they may legally do so, shall:]

                           "(e) Review at least quarterly the aggregate borrowings of the Trust, secured and unsecured, to determine whether the relation of such borrowings to the Net Assets of the Trust exceeds three hundred percent (300%) and, if so, whether such higher level of borrowing is appropriate."

         The Board of Trustees believes that such determination will not be necessary if the borrowing restrictions referred to in this proposal are eliminated. The Independent Trustees will remain obligated to review the Trust's borrowings quarterly to determine if they are generally reasonable in relationship to the Trust's net assets.

         Proposal 2D.

          The Board of Trustees recommends to the shareholders that the Trust amend the second paragraph of Section 9.4 of the Trust's Bylaws to add a new clause (d) to allow for purchases and sales of real property from and to affiliates of the Trust if such transactions have been approved by a unanimous vote of the disinterested Independent Trustees. Accordingly, the Board of Trustees has adopted and recommended to the shareholders for their approval and adoption the following resolution:

                  RESOLVED, that the second paragraph of Section 9.4 of the Trust's Bylaws be amended by adding a new clause (d); so that as amended, the second paragraph of Section 9.4 will provide as follows:

                           "The Trust shall not sell, directly or indirectly, any of its real property to any Trustee or officer of the Trust, the Advisor, or any affiliate thereof, and no such Person shall sell any property to the Trust unless:

                                            (a) the  property  was  purchased by
                           any of the foregoing Persons for the purpose of accumulating a portfolio of investments for the Trust under circumstances which are fully disclosed in the prospectus by which Shares are initially offered to the public;

                                            (b) the  property  was  purchased by
                           any of the foregoing Persons for the purpose of its subsequent acquisition by the Trust upon completion of financing arrangements by the Trust;

                                            (c) the  property or option  thereon
                           was purchased or taken by any of the foregoing persons in its own name and title and was temporarily held in such name for the purpose of facilitating the acquisition of such property by the Trust or facilitating the borrowing of money or obtaining of financing for the Trust or for any other purpose related to the business of the Trust and the property or option thereon is purchased by the Trust for a cash payment no greater than the cost of the property or option to such person; provided, however, that the Trust may, if the proceeds of the Trust's sale of Shares from its initial public offering are insufficient to make (or repay indebtedness incurred to make) required cash payments in connection with the acquisition of any property or properties acquired prior to the termination of such initial public offering, sell to the Advisor or any Affiliate thereof such property or properties (or sell to the Advisor or an Affiliate of the Advisor an interest therein) but only on terms which provide for cash payments to the Trust equal to the Trust's cash payments made and the assumption of all indebtedness incurred in connection with the acquisition of such property or properties by the Trust and only any if, in the opinion of the Independent Trustees, the Trust will be unable to obtain a higher price for such property or properties from an unaffiliated third party.

                                            (d) the purchase or sale was made on
                                            ------------------------------------
                           terms no less  favorable to the Trust than those that
                           -----------------------------------------------------
                           could have been obtained in a comparable  transaction
                           -----------------------------------------------------
                           on an arm's  length basis from a person who is not an
                           -----------------------------------------------------
                           affiliate  of the Trust and the  purchase or sale was
                           -----------------------------------------------------
                           approved  by  unanimous  vote  of  the  disinterested
                           -----------------------------------------------------
                           Independent Trustees.
                           ---------------------
         Nothing herein, however, shall be deemed to preclude the Trust from entering into a joint venture with any such Persons with respect to Trust real property as otherwise permitted herein."

         Effect of Proposal 2D

         Under the current Bylaws, the Trust may not sell, directly or indirectly, any of its real property to any Trustee or officer of the Trust, any Advisor, or any affiliate thereof, and no such person shall sell any property to the Trust unless (a) the property was purchased by any of the foregoing persons for the purpose of its subsequent acquisition by the Trust or upon completion of the Trust's financing arrangements or (b) the property or option thereon was purchased or taken by any of the foregoing persons in its own name and title and was temporarily held in such name for the purpose of facilitating the Trust's acquisition of such property or facilitating the Trust's borrowing of money or obtaining of financing or for any other purpose related to its business and (c) the property or option thereon is purchased by the Trust for a cash payment no greater than the cost of the property or option to such person. The proposal would permit such transactions, whether or not any of the current tests imposed were met, if approved by a unanimous vote of the disinterested Independent Trustees.

         The affirmative vote of a majority of the outstanding shares entitled to vote are required to approve each of the matters contained in the foregoing proposal. Accordingly, abstentions and broker non-votes will have the same effect of negative votes in determining whether the proposed amendments have been approved.

The Board of Trustees Recommends a Vote for the above Described Amendments to the Trust's Bylaws.


                                   PROPOSAL 3

                       PROPOSAL TO APPROVE AN AMENDMENT TO
            ARTICLE ONE OF THE TRUST'S ARTICLES OF INCORPORATION AND
          SECTION 1.1 OF ARTICLE I OF THE TRUST'S BYLAWS TO CHANGE THE
                                NAME OF THE TRUST

         Proposal 3.

          The Board of Trustees recommends to the shareholders that the Company's name be changed to Maxus Realty Trust, Inc. Accordingly, the Board of Directors has adopted and recommends to the shareholders for their approval and adoption the following resolution:

                  RESOLVED,   that  Article  ONE  of  the  Trust's  Articles  of
         Incorporation be amended in its entirety to provide as follows:

                                    "ARTICLE ONE

         The name of the corporation is Maxus Realty Trust, Inc "

                  FURTHER RESOLVED, that Section 1.1 of Article I of the Trust's Bylaws be amended in its entirety to change the Trust's name as follows:

                  "1.1 Name. The name of the corporation is "Maxus Realty Trust, Inc." Maxus Realty Trust, Inc. is referred to herein as the "Trust". As far as practicable and except as otherwise provided in the Articles of Incorporation and these Bylaws, the Trustees (as defined in Section 1.4(x) hereof) shall manage the business, conduct the affairs of the Trust and execute all documents in the name of Maxus Realty Trust, Inc."

         Effect of Proposal 3.

         If this proposal is approved, then upon the execution and filing of a certificate of amendment with the Missouri Secretary of State setting forth the amendment and other information required by law, the name of the Trust will be changed from Nooney Realty Trust, Inc. to Maxus Realty Trust, Inc.

         The affirmative vote of a majority of the outstanding shares entitled to vote are required to approve the proposed amendment. Accordingly, abstentions and broker nonvotes will have the same effect of negative votes in determining whether the proposed amendment has been approved.

         The Board of Trustees Recommends a Vote for the above Described Amendment to the Trust's Articles of Incorporation and Bylaws.


                                   PROPOSAL 4

                              ELECTION OF TRUSTEES

         The Board of Trustees proposes the election of the five nominees listed below to serve as Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors have been elected and qualify, or until their earlier death, resignation or removal. If any vacancy in the list of nominees shall occur for any reason, the Board of Trustees will select a substitute nominee to be voted upon at the Annual Meeting.

                                                 POSITIONS OR OFFICES
         NAME                       AGE          WITH THE TRUST
         ----                       ---          -----------------------

David L. Johnson...........          43          Chairman of the Board, Chief
                                                 Executive Officer and Trustee

Daniel W. Pishny...........          37          President and Trustee
Chris Garlich..............          42          Trustee*
Monte McDowell.............          42          Trustee*
Robert B. Thomson..........          52          Trustee*

-------
         *Independent Trustee as defined in the Trust's Bylaws.

         Mr. McDowell and Mr. Thomson have served as Trustees since November 9, 1999. Mr. Johnson, Mr. Pishny and Mr. Garlich have served as Trustees since November 27, 1999. Each became a Trustee as a result of a settlement agreement (the "Settlement Agreement") entered into by the Trust relating to a lawsuit filed in 1997 by the Trust against Mr. Johnson and other parties. See "Security Ownership of Certain Beneficial Owners and Management - Recent Change in Control".

         The following is a brief summary of the business experience during the past five years of each of the nominees for election as Trustees of the Trust, including, where applicable, information regarding other Trusteeships held by each nominee:

         David L. Johnson is Chairman, Chief Executive Officer, and majority shareholder of Maxus Properties, Inc. ("Maxus"), a Missouri corporation located at 1100 Main, Suite 2100, Kansas City, Missouri 64105, that specializes in commercial property management for affiliated owners. He has served in this capacity since 1988. Maxus employs more than 250 people to manage commercial properties, including more than 8,000 apartment units and 700,000 square feet of retail and office space. Mr. Johnson is also Vice President of KelCor, Inc. ("KelCor"), a Missouri corporation that specializes in the acquisition of commercial real estate.

         Daniel W. Pishny is President and Chief Operating Officer of Maxus. He has served in this capacity since 1995. Mr. Pishny is responsible for the day-to-day operations of Maxus and its managed properties. Prior to working for Maxus, Mr. Pishny worked in Bank Midwest, N.A.'s commercial lending department as a vice president of commercial lending.

         Robert B. Thomson , is an attorney in private practice in Kansas City, Missouri. His practice emphasizes real estate, business and corporate law. Since 1987, Mr. Thomson has served as a Trustee for the Kansas City, Missouri Police and Civilian Retirement Funds.

         Monte McDowell is President, Chief Executive Officer and principal shareholder of Home Medical Speciality Equipment, Inc., a Missouri corporation doing business as MED4HOME, which he founded in 1994. This corporation is involved in capital equipment medical sales.

         Chris Garlich is the Executive Vice President and member of Bancorp Services, LLC, a Missouri limited liability company, specializing in the development, administration and distribution of life insurance products to the corporate and high net worth market place. Mr. Garlich has served in this position for the past five years.

         The Board of Trustees Recommends a Vote For The Above Nominees For Trustees of The Trust

Committees of the Board

         Based on the Trust's's minute books, from January 1, 1999 to November 9, 1999, the Board of Trustees of the Trust met 4 times. From November 9, 1999 to December 31, 1999, the Board of Trustees met one time. All of the incumbent Trustees attended at least seventy-five percent of the meetings of the Board of Trustees and meetings held by those committees of the Board on which they served.

         Among the standing committees of the Board of Trustees are the Executive Committee and the Audit Committee. The Trust does not have standing nominating or compensation committees.

         Prior to the change in control in November, 1999 described below, the Executive Committee was comprised of William J. Carden, Lawrence E. Fiedler and William C. Geary. Since that date, the Executive Committee has been comprised of David L. Johnson, Monte McDowell and Robert B. Thomson. The Executive Committee is empowered to exercise, between regular meetings of the Board of Trustees, all of the authority of the Board of Trustees in the management of the Trust. The Executive Committee met 3 times during 1999.

         Prior to the change in control in November, 1999 described below, the Audit Committee was comprised of James P. Ingram, Lawrence E. Fiedler and William C. Geary. Since that date, the Audit Committee has been comprised of Robert B. Thomson, Chris Garlich and Monte McDowell. The functions of the Audit Committee are to recommend to the Board of Trustees the accounting firm to serve as the independent auditor of the Trust, to monitor and review with the independent auditor the Trust's financial reporting and accounting procedures and policies, to supervise the adequacy of the Trust's financial, accounting and operating controls and to review the scope of any audits conducted by the independent auditor. The Audit Committee met one time during 1999.

Trustee's Compensation

         Pursuant to the Trust's Bylaws, David L. Johnson and Daniel W. Pishny do not receive compensation for their services as Trustees.

         The Trust pays Independent Trustees the following fees: (a) $500 for each meeting attended in person and (b) $250 for each meeting conducted by telephone conference at which a vote was taken. In addition, the Trust reimburses the Independent Trustees for their travel expenses and other out-of-pocket expenses incurred in connection with attending meetings and carrying on the Trust's business.

         Except as stated above, the Trustees generally do not receive any fees from the Trust for their service as Trustees pursuant to any other plan of compensation. However, in 1998 the prior Board of Trustees awarded 12,500 stock appreciation rights to the Independent Trustees.

           There are no family relationships between any of the Trustees or executive officers.

Executive Compensation

         Annual Compensation.  William  J.  Carden  served  as  Chief  Executive
Officer from March 1, 1998 until November 9, 1999, at which time David L. Johnson became Chief Executive Officer. No other person serving as executive officer as of the end of or during 1999 received salary and bonuses exceeding $100,000. The following table presents certain information respecting compensation paid or awarded to Mr. Carden during 1998 and 1999. Mr. Johnson is not compensated by the Trust for his services as Chief Executive Officer.

                                                    SUMMARY COMPENSATION TABLE


                                   Annual Compensation                  Long-Term Compensation
                                                                           Awards              Payouts
                                                                                Securities
                                                         Other     Restricted     Under-
Name and                                                Annual       Stock         Lying                   All Other
Principal                                               Compen-     Award(s)     Options/       LTIP        Compen-
Position         Year         Salary       Bonus        sation        ($)          SARs        Payouts       sation
                               ($)          ($)           ($)                       (#)          ($)          ($)
William J.       1998        $166,667       N/A           N/A         N/A         50,000         N/A          N/A
Carden,          1999        $166,667       N/A           N/A         N/A           N/A          N/A          N/A
CEO
--------------------------------------------------------------------------------------------------------------------

         Mr. Carden's Employment Agreement and Stock Option Agreement provided for acceleration of deferral or vesting in the event his employment was terminated except for cause or the Trust was liquidated.

         Of the $166, 667 shown as annual compensation to Mr. Carden in each of 1998 and 1999, an aggregate of $283,334 was deferred until a later date pursuant to his employment agreement described below. In connection with the Settlement Agreement described below in "Recent Change in Control," the Trust paid $50,000 to an affiliate of Mr. Carden to settle its deferred compensation obligations to Mr. Carden and Mr. Carden's stock options and stock appreciation rights were canceled.

         Employment Agreements. On March 1, 1998, the Trust entered into an employment agreement with William J. Carden, as Chief Executive Officer, for a five-year period. The base compensation was to be $16,666.67 per month, of which $2,500 was to be payable monthly and $14,166.67 was to be payable on a deferred basis without interest at the end of the term. In connection with the Settlement Agreement described under "Recent Change in Control," the Trust paid $50,000 to an affiliate of Mr. Carden to settle its deferred compensation obligations to Mr. Carden aggregating $283,334.

Related Transactions

         In connection with the Settlement Agreement, the Trust paid $25,000 to provide tail coverage under the Trustees and officers insurance policy covering the Trustees and officers that resigned pursuant to the Settlement Agreement.

         Prior to the Settlement Agreement, the Trust reimbursed Nooney, Inc. for certain general and administrative fees totaling $214,000 for the year ended December 31, 1999.

         For the year ended December 31, 1999, the Trust paid lease commissions of $33,194 to Nooney, Inc.

         In conjunction with the Settlement Agreement, the Trust entered into an agreement with Maxus to manage the Trust's properties. Management fees of $7,920 payable to Maxus have been accrued in accounts payable and accrued expenses in the financial statements of the Trust for the year ended December 31, 1999. The Trust pays Maxus 3.6% of the monthly gross receipts from the operation of two properties held by the Trust and 2.7% of the monthly gross receipts from the operation of the other property held by the Trust, such gross receipts to include all amounts received from the operation of the properties including, but not limited to, rents, parking fees, deposits, and laundry income and fees. In addition, the Trust has agreed to pay Maxus all its expenses incurred in connection with the management agreements.

         Robert B. Thomson, an Independent Trustee, performs legal services for the Trust. The Trust paid Mr. Thomson fees totaling $12,690 in 2000 for legal services rendered by Mr. Thomson in 1999.

Report of the Independent Trustees

         The Trust does not have a compensation committee responsible for establishing an executive compensation policy and plan for the Trust. In the place of such a compensation committee, the Independent Trustees are responsible for establishing the executive compensation policies. The Independent Trustees review and approve all compensation plans, benefit programs and perquisites for executives.

         Prior to the change in control of the Trust's management that occurred on November 9, 1999, two executive officers of the Trust received base salaries. These two executive officers also received stock options. At the time of the change in control, these two executive officers resigned, the Trust's compensation obligations were settled and their stock options were canceled.

         At the first meeting of the new Board of Trustees after the change in control, the Independent Trustees determined not to pay the executive officers a salary or enter into employment agreements with the executive officers because the executive officers (i) were already significant shareholders of the Trust and (ii) were affiliates of the management company hired by the Trust to manage the properties held by the Trust.

         The Independent Trustees have determined that they will review this compensation policy on an annual basis.

                              Independent Trustees:

                                 Robert Thomson
                                 Monte McDowell
                                  Chris Garlich

Performance Graph

         The following graph shows a five-year comparison of cumulative total returns (change in stock price plus reinvested dividends) for Nooney Realty Trust, Inc. ("NRTI"), the NASDAQ Stock Market Total Return Index ("NASDAQ") and the National Association of Real Estate Investment Trusts ("NAREIT") Total Return Index.

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
           NOONEY REALTY TRUST, NASDAQ STOCK MARKET TOTAL RETURN INDEX
                          AND NAREIT TOTAL RETURN INDEX

                                     [GRAPH]
                               NOONEY REALTY TRUST

     Assumes $100 invested on December 31, 1994 in Nooney Realty Trust, Inc.
            Common Stock, NASDAQ Stock Market Index and NAREIT Index

                                           DECEMBER 31,
                          ------------------------------------------------
                          1995      1996       1997       1998        1999
                          ----      ----       ----       ----        ----
NASDAQ................   139.92    171.69     208.84     291.60      541.17
NAREIT................   118.31    160.61     190.90     154.97      144.93
NRTI .................   125.91    180.87     217.23     138.47      114.58

                                   PROPOSAL 5

                PROPOSAL TO APPROVE ANY ADJOURNMENT OF THE ANNUAL
                                     MEETING

         A vote (i) in person by a shareholder for adjournment of the Annual Meeting of Shareholders, or (ii) for Proposal 5 on the proxy card authorizing the named proxies on the proxy card to vote the shares covered by such proxy to adjourn the Annual Meeting of Shareholders, would allow for additional solicitation of shareholder proxies or votes in order to obtain a quorum or in order to obtain more proxies or votes in favor of Proposals 1, 2, 3 and/or 4. Consequently, it is not likely to be in the interest of shareholders who intend to vote against Proposals 1, 2, 3 and/or 4 to vote in person to adjourn the Annual Meeting of Shareholders or to vote for Proposal 5 on the proxy card.

         The Board of Trustees Recommends a Vote For Any Proposal to Adjourn The Annual Meeting to Allow For Additional Solicitation of Shareholder Proxies or Votes.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

Recent Change in Control

         On October 19, 1999, the Trust entered into the Settlement Agreement relating to a lawsuit filed in the Circuit Court of Jackson County, Missouri on August 18, 1997 entitled Nooney Realty Trust, Inc. v. David Johnson, et al. (the "Lawsuit"). The closing under the Settlement Agreement occurred on November 9, 1999 (the "Closing").

         The Lawsuit was filed by the Trust. Among other claims, the Trust had asked for a declaratory judgment against certain individuals and entities who hold shares of the Trust. The Trust initiated the suit to obtain a judicial determination of the validity and status of some of the Trust's shares (referred to as "Excess Shares"). On April 27, 1999, the Court entered summary judgment for the defendants on the Trust's declaratory judgment count and designated its decision for appeal without awaiting resolution of the Trust's remaining claims. The Trust appealed the judgment, but on October 19, 1999, the Lawsuit was settled.

         Pursuant to the Settlement Agreement, (i) CGS Real Estate Company, Inc. ("CGS") and certain of its affiliates sold all of their shares of common stock in the Trust owned beneficially or of record by CGS or its affiliates (75,763 shares) to NKC Associates, L.L.C. (37,881) and Chris Garlich (37,882) at a price of $10.00 per share, (ii) Lawrence E. Fiedler, and James P. Ingram resigned as members of the Board of Trustees, and each of William J. Carden, Thomas N. Thurber, Gregory J. Nooney, Jr., Glenda F. White and Patricia A.

Nooney resigned as officers of the Trust effective as of the Closing, (iii) Robert B. Thomson and Monte McDowell were elected by the Board of Trustees to fill the vacancies created by the resignations of Messrs. Fielder and Ingram,
(iv) CGS and its affiliates terminated each of the management and other services agreements between CGS and its affiliates and the Trust, (v) the Lawsuit was dismissed pursuant to stipulations of dismissal with prejudice signed by each of the parties to the Lawsuit and (vi) William J. Carden and Thomas N. Thurber terminated their employment agreements with the Trust. In connection with the Settlement Agreement, the Trust paid $50,000 to an affiliate of Mr. Carden and $25,000 to Mr. Thurber to settle its deferred compensation obligation to Messrs. Carden and Thurber aggregating $408,334.

         Effective November 9, 1999, the Board of Trustees elected the following officers: David L. Johnson, Chairman; Daniel W. Pishny, President; John W. Alvey, Vice-President; Christine A. Robinson, Secretary; and Amy Kennedy, Treasurer.

         The Settlement Agreement also required that William J. Carden,  Gregory
J. Nooney, Jr. and William W. Geary, Jr. resign as members of the Board. However, Rule 14f-1 of the Securities Exchange Act of 1934 required the Trust, at least ten days prior to a change in a majority of the trustees, to file certain information regarding the new management with the Securities and Exchange Commission and to transmit this information to all shareholders of the Trust. Messrs. Carden, Nooney and Geary resigned effective as of November 27, 1999, the expiration of the ten day period. The remaining members of the Board appointed David L. Johnson, Daniel W. Pishny and Chris Garlich to fill the vacancies on the Board created by these resignations at that time.

         NKC Associates, L.L.C. ("NKC"), which acquired 37,881 shares from CGS, is a Missouri limited liability company whose members are: Daniel W. Pishny (22.5%), John W. Alvey (22.5%), Amy Kennedy (22.5%), Christine A. Robinson (22.5%) and Robert B. Thomson (10%). NKC acts as a limited partner in real estate limited partnerships. NKC acquired the 37,881 shares of the Trust from CGS with funds from a demand loan made by Bond Purchase, L.L.C., a Missouri limited liability company and an affiliate of NKC. The demand loan is secured by the 37,881 shares of the Trust acquired by NKC, with interest accruing on the unpaid balance at a rate of eight percent per annum. Chris Garlich acquired the 37,882 shares of the Trust from CGS with personal funds.

         NKC, Chris Garlich, David L. Johnson and the other newly appointed officers and Trustees now beneficially own 253,390 shares of the Trust, representing 29.2% of the 866,624 issued and outstanding shares of the Trust as of March 15, 1999.

Holdings of Management and Certain Beneficial Owners

         The table below sets forth information as of March 15, 2000, regarding the number of shares of the Trust beneficially owned by each of the Trustees, nominees for Trustee and executive officers of the Trust, by any other person, if any, known to own 5% or more of the Trust's outstanding shares and by all Trustees, nominees and officers as a group:

             Name of             Number of Shares            Percent
      Beneficial Owner         Beneficially Owned (1)      of Class (2)
      ---------------------   ------------------------    --------------
     David L. Johnson               80,682 (3)                 9.3

     Daniel W. Pishny               41,981 (4)                 4.8

     Robert B. Thomson              41,645 (5)                 4.8

     Chris Garlich                  67,082                     7.7

     Monte McDowell                  4,000 (6)                   *

     John W. Alvey                  55,881 (4)(7)(8)           6.4

     Trustees and Executive
     Officers as a group           253,390 (9)                29.2

(1) Under the rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Accordingly, shares owned separately by spouses or other family members are not included. Except as described in the footnotes below, the Trustee has both sole voting power and sole investment power with respect to the shares set forth in the table.

(2) An asterisk indicates that the number of shares beneficially owned do not exceed one percent of the number of shares of common stock issued and outstanding.

(3) Includes 41,113 shares held by KelCor, Inc., a Missouri corporation, owned by Mr. Johnson and his wife, Ms. Sandra Castetter.

(4) Includes shared voting and dispositive power of the 37,881 shares held by NKC Associates, L.L.C., a Missouri limited liability company, in which each of Mr. Pishny and Mr. Alvey hold a 22.5% equity interest.

(5) These shares are held by FQE, L.L.C., a Missouri limited liability company. FQE, L.L.C. obtained the funds used to purchase these shares from proceeds of a loan made to FQE, L.L.C. by David L. Johnson. The loan is evidenced by a promissory note, due on demand, bearing interest at a rate of eight percent per annum, and secured by the shares. Mr. Thomson is the sole member of FQE, L.L.C. Does not include shares described in note (4) held by NKC Associates, L.L.C., in which Mr. Thomson has a 10% interest.

(6) These shares are held by Home Medical Speciality Equipment, Inc., a Missouri corporation. Mr. McDowell is the principal shareholder and chief executive officer of this corporation.

(7) Mr. Alvey disclaims any beneficial ownership of the 41,113 shares held by KelCor, Inc.

(8) Substantially all of the shares purchased by Mr. Alvey other than the shares acquired by NKC Associates, L.L.C. were purchased with funds loaned to Mr. Alvey by David L. Johnson and his affiliates. These loans are unsecured.

(9)      Includes the 37,881 shares held by NKC Associates, L.L.C.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Trust's officers and Trustees, and persons who own more than ten percent of the Trust's common stock, to file reports of ownership and changes in ownership with the SEC. Officers, Trustees and greater than ten percent shareholders are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

         Based primarily on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during fiscal 1999, all filing requirements applicable to its officers, Trustees, and greater than ten-percent beneficial owners were complied with, except that Chris Garlich did not file his initial Form 3 within ten (10) days after being appointed to the Board of Trustees as required under Section 16(a) of the Exchange Act.


                                  OTHER MATTERS

Independent Auditors

         The public accounting firm of Deloitte & Touche LLP served as the Trust's independent auditor for the fiscal year ended December 31, 1998. At the recommendation of the Audit Committee, the Board of Trustees has selected KPMG LLP to serve as the Trust's independent auditor for the fiscal year ending December 31, 1999. Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions for the shareholders.

Change in Accountants

         On January 18, 2000, the Trust dismissed Deloitte & Touche LLP as the Trust's independent accountants. Deloitte & Touche LLP's reports on the financial statements of the Trust for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss Deloitte & Touche LLP as the Trust's independent accountants was recommended by the Trust's audit committee.

         During the Trust's fiscal years ending December 31, 1997 and December 31, 1998 and the subsequent interim period preceding the dismissal, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement(s) in connection with their report.

         The Trust provided Deloitte & Touche LLP with a copy of the disclosure described above, which was filed by the Trust on a Form 8-K on January 25, 2000, as amended February 14, 2000, and Deloitte & Touche LLP furnished the Trust a letter addressed to the Securities and Exchange Commission stating that it agreed with the above statements.

         On February 4, 2000, the Trust engaged KPMG LLP as independent accountants for the fiscal year ending December 31, 1999. The decision to engage KPMG LLP as independent accountants was recommended by the Trust's audit committee. Prior to the appointment of KPMG LLP, the Trust did not engage or consult with KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Trust's financial statements.

Other Business

         Other than those items set forth herein, the Board of Trustees knows of no other business to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxies to vote such proxies in accordance with their best judgment on such matters.

Shareholder Proposals for the 2001 Annual Meeting of Shareholders

         Shareholders who wish to present proposals for action at the Annual Meeting of Shareholders to be held in 2001 should submit their proposals to the Trust at the address of the Trust set forth on the first page of this Proxy
Statement. Proposals must be received by the Trust no later than December 8, 2000, for consideration for inclusion in the next year's

Proxy Statement and proxy. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by stockholders, unless the Trust receives written notice at such address of such matters on or before February 21, 2001.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         A copy of the Trust's Annual Report to Shareholders is being furnished with this Proxy Statement. The following portions of the Annual Report are incorporated herein by reference:

                (i)     "Management's Discussion and Analysis," at pages 3 to 8.

                (ii) "Financial Statements" with the independent auditors report therein, at pages 1 to 13.

         Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statements modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                                            BY ORDER OF THE BOARD OF TRUSTEES


                                            Christine A. Robinson
                                            Secretary
April 7, 2000
Kansas City, Missouri


Requests for Annual Report

         A copy of the Trust's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for fiscal 1999 will be sent to stockholders upon request without charge. Requests should be made to Nooney Realty Trust, Inc., Attention: Amy Stephenson, 1100 Main Street, Suite 2100, Kansas City, Missouri 64105.

                                   APPENDIX A
                                 [FORM OF PROXY]
                                      PROXY
                            NOONEY REALTY TRUST, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned does hereby appoint Daniel W. Pishny and Christine A. Robinson and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), each with full power of substitution, to vote all common shares of the undersigned in Nooney Realty Trust, Inc. at the Annual Meeting of Shareholders to be held on May 9, 2000, commencing at 10:00 A.M. in the 24th Floor Conference Room at 2345 Grand
Boulevard, Suite 2400, Kansas City, Missouri, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

         With respect to the election of Trustees (Proposal 4), where no vote is specified or where a vote for all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. Unless contrary instructions are given, if the undersigned withholds the undersigned's vote for a nominee, all of the undersigned's cumulative votes will be distributed among the remaining nominees at the discretion of the proxies.


                                            ________________________________
                                              Date

                                            ________________________________
                                              Signature

                                            ________________________________
                                              Signature if held jointly

                                            Please sign  exactly as name appears
                                            hereon.  Joint  owners  should  each
                                            sign.   When  signing  as  attorney,
                                            executor, administrator,  trustee or
                                            guardian,  please give full title as
                                            such.

                        THE BOARD OF TRUSTEES RECOMMENDS
                            A VOTE FOR THE FOLLOWING:

1.       Proposal  to  amend   Article   Eight  of  the   Trust's   Articles  of
         Incorporation and Sections 6.1 and 10.8 (b) of the Trust's Bylaws to eliminate the Trust's "self-liquidating" policy.

                  FOR / /          AGAINST / /               ABSTAIN / /

2.       Proposals to:

         A. Amend Section 6.2 of the Trust's Bylaws by deleting the text of paragraph (d) thereof; as a result, the Trust would be permitted to acquire equity securities of other companies.

                  FOR / /          AGAINST / /               ABSTAIN / /

         B. Amend Section 6.2 of the Trust's Bylaws by deleting the text of paragraph (i) thereof; as a result, the Trust would be permitted to exchange its common stock for real estate investments.

                  FOR / /          AGAINST / /               ABSTAIN / /

         C. Amend Section 3.1(e) of the Trust's Bylaws by deleting paragraphs (ii) and (iii) thereof, and amend Section 3.4 of the Trust's Bylaws by deleting paragraph (e) thereof; as a result, existing provisions that (1) restrict total indebtedness of the Trust from exceeding 300% of the net asset value of the Trust's assets and unsecured borrowings that result in an asset coverage of less than 300% and (2) require the Independent Trustees to monitor such coverages, would be eliminated.

                  FOR / /          AGAINST / /               ABSTAIN / /

         D. Amend the second paragraph of Section 9.4 of the Trust's Bylaws by adding a new paragraph (d) thereto that allows the Trust to purchase or sell property from or to affiliates of the Trust if approved by the unanimous vote of the disinterested Independent Trustees.

                  FOR / /          AGAINST / /               ABSTAIN / /

3.       Amendments to Articles One of the Trust's Articles of Incorporation and
         Section 1.1 of the Trust's Bylaws changing the Trust's name to Maxus Realty Trust.

                  FOR / /          AGAINST / /               ABSTAIN / /

4.       Election of Trustees.

         Nominees:

                  David L. Johnson               Monte McDowell
                  Daniel W. Pishny               Robert B. Thomson
                  Chris Garlich
                      (Cumulative voting applies - See Proxy Statement)

          / /   For all Nominees

          / /   For all Nominees except ____________________________________
                                            (Write name(s) in blank provided

          / /   Withhold authority to vote for all Nominees listed


5. Adjournment of the meeting to allow for additional solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing proposals 1, 2, 3 and/or 4.

                  FOR / /          AGAINST / /               ABSTAIN / /

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND THE NOMINEES.

         IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE THE TRUST THE EXPENSE OF ADDITIONAL SOLICITATION.

                                   APPENDIX B

         1. Page 31 of the printed proxy contains a performance graph. The information in the graph is set forth in the table immediately following the graph.

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